Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon Clayton, the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of Find The World Interactive, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)

the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2008 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2008

/s/ Gordon Clayton

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Name: Gordon Clayton

Title: Chief Executive Officer, Chief Financial Officer and

     Chief Accounting Officer